                                                                               .
                                                                               .
                                                                               .

                               CAMBREX CORPORATION
                    Statement of Profit and Loss - Pro forma*
                For the Quarters Ended December 31, 2005 and 2004
                                 (in thousands)

                                            2005               2004
                                      ----------------   ----------------
                                                  % of               % of
                                       Amount    Sales    Amount    Sales
                                      --------   -----   --------   -----
Gross Sales                           $120,853   100.0%  $117,365   100.0%
   Commissions and Allowances             (259)   -0.2%       (20)    0.0%
                                      --------           --------
Net Sales                              121,112   100.2%   117,385   100.0%
   Other Revenues                          721     0.6%       255     0.2%
                                      --------           --------
Net Revenue                            121,833   100.8%   117,640   100.2%
   Cost of Sales                        80,850    66.9%    73,571    62.7%
                                      --------           --------
Gross Profit                            40,983    33.9%    44,069    37.5%
Operating Expenses
   Sales and Marketing Expense           8,805     7.3%     9,171     7.8%
   Research and Development Expense      5,730     4.7%     5,723     4.9%
   Administrative Expense               16,378    13.5%    17,390    14.7%
   Amortization                            564     0.5%       541     0.5%
                                      --------           --------
Total Operating Expenses                31,477    26.0%    32,825    27.9%
                                      --------           --------
Operating Profit                         9,506     7.9%    11,244     9.6%
Other Expenses
   Interest - Other                      2,533     2.1%     2,479     2.1%
   Other (Income)/Expense, net             (32)    0.0%       134     0.1%
                                      --------           --------
Total Other Expenses                     2,501     2.1%     2,613     2.2%
                                      --------           --------
Income Before Taxes                      7,005     5.8%     8,631     7.4%
   Income Tax Provision                  3,208     2.7%     3,760     3.2%
                                      --------           --------
Net Income                            $  3,797     3.1%  $  4,871     4.2%
                                      ========           ========
Basic Earnings per Share
   Net Income                         $   0.14           $   0.19
Diluted Earnings per Share
   Net Income                         $   0.14           $   0.18
Weighted Average Shares Outstanding
   Basic                                26,654             26,154
   Diluted                              26,683             26,540

*    Refer to the GAAP to Pro forma Reconciliation.

                               CAMBREX CORPORATION
                       Statement of Profit and Loss - GAAP
                For the Quarters Ended December 31, 2005 and 2004
                                 (in thousands)

                                             2005                2004
                                      ------------------   ----------------
                                                   % of                % of
                                        Amount     Sales    Amount    Sales
                                      ---------   ------   --------   -----
Gross Sales                           $ 120,853    100.0%  $117,365   100.0%
   Commissions and Allowances              (259)    -0.2%       (20)    0.0%
                                      ---------            --------
Net Sales                               121,112    100.2%   117,385   100.0%
   Other Revenues                           721      0.6%       255     0.2%
                                      ---------            --------
Net Revenue                             121,833    100.8%   117,640   100.2%
   Cost of Sales                         80,850     66.9%    73,571    62.7%
                                      ---------            --------
Gross Profit                             40,983     33.9%    44,069    37.5%
Operating Expenses
   Sales and Marketing Expense            8,805      7.3%     9,171     7.8%
   Research and Development Expense       5,730      4.7%     5,723     4.9%
   Administrative Expense                20,601     17.0%    17,390    14.7%
   Impairment Charges                   107,177     88.7%        --     0.0%
   Amortization                             564      0.5%       541     0.5%
                                      ---------            --------
Total Operating Expenses                142,877    118.2%    32,825    27.9%
                                      ---------            --------
Operating (Loss)/Profit                (101,894)   -84.3%    11,244     9.6%
Other Expenses
   Interest - Other                       2,533      2.1%     2,479     2.1%
   Other (Income)/Expense, net              (32)     0.0%       134     0.1%
                                      ---------            --------
Total Other Expenses                      2,501      2.1%     2,613     2.2%
                                      ---------            --------
(Loss)/Income Before Taxes             (104,395)   -86.4%     8,631     7.4%
   Income Tax Provision                  18,772     15.5%     3,760     3.2%
                                      ---------            --------
Net (Loss)/Income                     $(123,167)  -101.9%  $  4,871     4.2%
                                      =========            ========
Basic Earnings per Share
   Net (Loss)/Income                  $   (4.62)           $   0.19
Diluted Earnings per Share
   Net (Loss)/Income                  $   (4.62)           $   0.18
Weighted Average Shares Outstanding
   Basic                                 26,654              26,154
   Diluted                               26,654              26,540

                               CAMBREX CORPORATION
         Gross Sales, Gross Profit & Operating Profit/(Loss) by Segment
                For the Quarters Ended December 31, 2005 and 2004
                                 (in thousands)

                                                     Fourth Quarter 2005
               -----------------------------------------------------------------------------------------------
                 Gross     Gross               Operating         OP%-           Operating              OP%-
                 Sales     Profit    GP%   Profit/(Loss)-GAAP    GAAP    Profit/(Loss)-Pro forma*   Pro forma*
               --------   -------   ----   ------------------   ------   ------------------------   ----------
Bioproducts    $ 35,860   $17,956   50.1%      $   5,235          14.6%          $ 5,235               14.6%
Biopharma        13,951       989    7.1%        (84,700)       -607.1%           (2,317)             -16.6%
Human Health     71,042    22,038   31.0%        (13,662)        -19.2%           11,132               15.7%
Corporate            --        --                 (8,767)                         (4,544)
               --------   -------              ---------                         -------
Total          $120,853   $40,983   33.9%      $(101,894)        -84.3%          $ 9,506                7.9%
               ========   =======              =========                         =======

                                                     Fourth Quarter 2004
               -----------------------------------------------------------------------------------------------
                 Gross     Gross               Operating         OP%-           Operating              OP%-
                 Sales     Profit    GP%   Profit/(Loss)-GAAP    GAAP    Profit/(Loss)-Pro forma*   Pro forma*
               --------   -------   ----   ------------------   ------   ------------------------   ----------
Bioproducts    $ 33,918   $19,254   56.8%       $ 4,514          13.3%             4,514               13.3%
Biopharma        11,531     1,577   13.7%          (748)         -6.5%              (748)              -6.5%
Human Health     71,916    23,238   32.3%        13,149          18.3%            13,149               18.3%
Corporate            --        --                (5,671)                          (5,671)
               --------   -------               -------                           ------
Total          $117,365   $44,069   37.5%       $11,244           9.6%            11,244                9.6%
               ========   =======               =======                           ======

                       Gross Sales Comparison
               -------------------------------------
                 4Q05       4Q04
                 Gross      Gross    Change   Change
                 Sales      Sales       $       %
               --------   --------   ------   ------
Bioproducts    $ 35,860   $ 33,918   $1,942     5.7%
Biopharma        13,951     11,531    2,420    21.0%
Human Health     71,042     71,916     (874)   -1.2%
               --------   --------   ------
Total          $120,853   $117,365   $3,488     3.0%
               ========   ========   ======

*    Refer to the GAAP to Pro forma Reconciliation.

                               CAMBREX CORPORATION
                    Statement of Profit and Loss - Pro forma*
                 For the Years Ended December 31, 2005 and 2004
                                 (in thousands)

                                             2005               2004
                                       ----------------   ----------------
                                                   % of               % of
                                        Amount    Sales    Amount    Sales
                                       --------   -----   --------   -----
Gross Sales                            $451,986   100.0%  $439,115   100.0%
   Commissions and Allowances             3,437     0.8%     2,258     0.5%
                                       --------           --------
Net Sales                               448,549    99.2%   436,857    99.5%
   Other Revenues                         6,548     1.5%     6,800     1.5%
                                       --------           --------
Net Revenue                             455,097   100.7%   443,657   101.0%
   Cost of Sales                        293,760    65.0%   272,917    62.1%
                                       --------           --------
Gross Profit                            161,337    35.7%   170,740    38.9%
Operating Expenses
   Sales and Marketing Expense           34,038     7.5%    32,584     7.4%
   Research and Development Expense      22,331     4.9%    19,659     4.5%
   Administrative Expense                65,767    14.6%    70,127    16.0%
   Amortization                           2,282     0.5%     1,921     0.4%
                                       --------           --------
Total Operating Expenses                124,418    27.5%   124,291    28.3%
                                       --------           --------
Operating Income                         36,919     8.2%    46,449    10.6%
Other Expenses
   Interest - Other                      10,815     2.4%    10,950     2.5%
   Other Expenses                            40     0.0%        73     0.0%
                                       --------           --------
Total Other Expenses                     10,855     2.4%    11,023     2.5%
                                       --------           --------
Income Before Taxes                      26,064     5.8%    35,426     8.1%
   Provision for Income Taxes            13,174     2.9%    14,461     3.3%
                                       --------           --------
Income From Continuing Operations      $ 12,890     2.9%  $ 20,965     4.8%
Discontinued Operations
Loss From Discontinued Operations            --               (978)
                                       --------           --------
Net Income                             $ 12,890           $ 19,987
                                       ========           ========
Basic Earnings per Share
   Income From Continuing Operations   $   0.49           $   0.80
   Loss From Discontinued Operations   $     --           $  (0.03)
                                       --------           --------
   Net Income                          $   0.49           $   0.77
Diluted Earnings per Share
   Income From Continuing Operations   $   0.48           $   0.79
   Loss From Discontinued Operations   $     --           $  (0.03)
                                       --------           --------
   Net Income                          $   0.48           $   0.76
Weighted Average Shares Outstanding
   Basic                                 26,456             26,094
   Diluted                               26,581             26,462

*    Refer to the GAAP to Pro forma Reconciliation.

                               CAMBREX CORPORATION
                       Statement of Profit and Loss - GAAP
                 For the Years Ended December 31, 2005 and 2004
                                 (in thousands)

                                              2005               2004
                                       -----------------   ----------------
                                                    % of               % of
                                         Amount    Sales    Amount    Sales
                                       ---------   -----   --------   -----
Gross Sales                            $ 451,986   100.0%  $439,115   100.0%
   Commissions and Allowances              3,437     0.8%     2,258     0.5%
                                       ---------           --------
Net Sales                                448,549    99.2%   436,857    99.5%
   Other Revenues                          6,548     1.5%     6,800     1.5%
                                       ---------           --------
Net Revenue                              455,097   100.7%   443,657   101.0%
   Cost of Sales                         293,760    65.0%   272,917    62.1%
                                       ---------           --------
Gross Profit                             161,337    35.7%   170,740    38.9%

Operating Expenses
   Sales and Marketing Expense            34,038     7.5%    32,584     7.4%
   Research and Development Expense       22,331     4.9%    19,659     4.5%
   Administrative Expense                 71,290    15.9%    70,127    16.0%
   Impairment Charges                    107,177    23.7%    48,720    11.1%
   Other, net                                 --     0.0%    (1,863)   -0.4%
   Amortization                            2,282     0.5%     1,921     0.4%
                                       ---------           --------
Total Operating Expenses                 237,118    52.5%   171,148    39.0%
                                       ---------           --------
Operating Loss                           (75,781)  -16.8%      (408)   -0.1%

Other Expenses
   Interest - Other                       10,815     2.4%    10,950     2.5%
   Other Expenses                             40     0.0%        73     0.0%
                                       ---------           --------
Total Other Expenses                      10,855     2.4%    11,023     2.5%
                                       ---------           --------
Loss Before Taxes                        (86,636)  -19.2%   (11,431)   -2.6%
   Provision for Income Taxes             25,409     5.6%    14,461     3.3%
                                       ---------           --------
Loss From Continuing Operations        $(112,045)  -24.8%  $(25,892)   -5.9%

Discontinued Operations

Loss From Discontinued Operations             --               (978)
                                       ---------           --------
Net Loss                               $(112,045)          $(26,870)
                                       =========           ========
Basic Earnings per Share
   Loss From Continuing Operations     $   (4.24)          $  (0.99)
   Loss From Discontinued Operations   $      --           $  (0.04)
                                       ---------           --------
   Net Loss                            $   (4.24)          $  (1.03)

Diluted Earnings per Share
   Loss From Continuing Operations     $   (4.24)          $  (0.99)
   Loss From Discontinued Operations   $      --           $  (0.04)
                                       ---------           --------
   Net Loss                            $   (4.24)          $  (1.03)

Weighted Average Shares Outstanding
   Basic                                  26,456             26,094
   Diluted                                26,456             26,094

                               CAMBREX CORPORATION
         Gross Sales, Gross Profit & Operating Profit/(Loss) by Segment
                 For the Years Ended December 31, 2005 and 2004
                                 (in thousands)

                                                         Full Year 2005
               -------------------------------------------------------------------------------------------------
                 Gross       Gross                Operating        OP%-            Operating             OP%-
                 Sales       Profit    GP%   Profit/(Loss)-GAAP    GAAP    Profit/(Loss)-Pro forma*   Pro forma*
               ---------   --------   ----   ------------------   ------   ------------------------   ----------
Bioproducts     $149,498   $ 77,908   52.1%       $ 25,734          17.2%           25,734               17.2%

Biopharma         41,698     (3,811)  -9.1%        (97,245)       -233.2%          (14,862)             -35.6%

Human Health     260,790     87,240   33.5%         20,711           7.9%           45,505               17.4%

Corporate             --         --                (24,981)                        (19,458)
                --------   --------               --------                         -------
Total           $451,986   $161,337   35.7%       $(75,781)        -16.8%           36,919                8.2%
                ========   ========               ========                         =======

                                                         Full Year 2005
               -------------------------------------------------------------------------------------------------
                 Gross       Gross                Operating        OP%-            Operating             OP%-
                 Sales       Profit    GP%   Profit/(Loss)-GAAP    GAAP    Profit/(Loss)-Pro forma*   Pro forma*
               ---------   --------   ----   ------------------   ------   ------------------------   ----------
Bioproducts     $136,108   $ 74,930   55.1%       $ 26,386          19.4%           23,523               17.3%

Biopharma         43,270      4,880   11.3%        (53,813)       -124.4%           (5,093)             -11.8%

Human Health     259,737     90,930   35.0%         50,651          19.5%           51,651               19.9%

Corporate             --         --                (23,632)                        (23,632)
                --------   --------               --------                         -------
Total           $439,115   $170,740   38.9%       $   (408)         -0.1%           46,449               10.6%
                ========   ========               ========                         =======

                       Gross Sales Comparison
               --------------------------------------
                 2005       2004
                 Gross      Gross     Change   Change
                 Sales      Sales       $         %
               --------   --------   -------   ------
Bioproducts    $149,498   $136,108   $13,390     9.8%

Biopharma        41,698     43,270    (1,572)   -3.6%

Human Health    260,790    259,737     1,053     0.4%
               --------   --------   -------
Total          $451,986   $439,115   $12,871     2.9%
               ========   ========   =======

*    Refer to the GAAP to Pro forma Reconciliation.

                               CAMBREX CORPORATION
              GAAP to Pro forma Reconciliation - Net (Loss)/Income
           For the Quarters and Years ended December 31, 2005 and 2004

                                                                  Fourth Quarter 2005             Fourth Quarter 2004
                                                           ---------------------------------   ------------------------
                                                            Net (Loss)/ Income   Diluted EPS   Net Income   Diluted EPS
                                                           -------------------   -----------   ----------   -----------
Net (Loss)/Income - As Reported                                 $(123,167)         $(4.62)        $4,871       $0.18
Impairment - Goodwill and Long Lived Assets (net of tax)          105,504            3.95             --          --
Executive Severance                                                 4,223            0.16             --          --
Domestic Tax Valuation Allowance                                   17,237            0.65             --          --
                                                                ---------          ------         ------       -----
Net Income - Pro forma                                          $   3,797          $ 0.14         $4,871       $0.18
                                                                =========          ======         ======       =====

                                                                     Full Year 2005                     Full  Year 2004
                                                           ---------------------------------   -------------- -----------------
                                                            Net (Loss)/ Income   Diluted EPS   Net (Loss)/Income   Diluted EPS
                                                           -------------------   -----------   -----------------   -----------
Net Loss - As Reported                                          $(112,045)         $(4.24)         $(26,870)         $(1.03)
Impairment - Goodwill and Long Lived Assets (net of tax)          105,504            3.97            48,720            1.84
Executive Severance                                                 4,223            0.16                --              --
Domestic Tax Valuation Allowance                                   17,237            0.65                --              --
Tax Benefit (Swedish Tax Item)                                     (3,329)          (0.13)               --              --
Environmental Reserve                                               1,300            0.05                --              --
Early Termination of Bioproducts Customer Contract                     --              --            (2,863)          (0.11)
Restructuring at European Site                                         --              --             1,000            0.04
                                                                ---------          ------          --------          ------
Net Income - Pro forma                                          $  12,890          $ 0.48          $ 19,987          $ 0.76
                                                                =========          ======          ========          ======

                               CAMBREX CORPORATION
      GAAP to Pro forma Reconciliation - Operating Profit/(Loss) by Segment
           For the Quarters and Years ended December 31, 2005 and 2004

                                                                           Fourth Quarter 2005
                                                     --------------------------------------------------------------
                                                     Bioproducts   Biopharma   Human Health   Corporate     Total
                                                     -----------   ---------   ------------   ---------   ---------
Operating Profit/(Loss) - As Reported                   $5,235     $(84,700)     $(13,662)     $(8,767)   $(101,894)
Impairment Charge                                           --       82,383        24,794           --      107,177
Executive Severance                                         --           --            --        4,223        4,223
                                                        ------     --------      --------      -------    ---------
Operating Profit/(Loss) - Pro forma                     $5,235     $ (2,317)     $ 11,132      $(4,544)   $   9,506
                                                        ======     ========      ========      =======    =========

                                                                          Fourth Quarter 2004
                                                     -------------------------------------------------------------
                                                     Bioproducts   Biopharma   Human Health   Corporate     Total
                                                     -----------   ---------   ------------   ---------   --------
Operating Profit/(Loss) - As Reported                   $4,514       $(748)       $13,149      $(5,671)    $11,244
                                                        ------       -----        -------      -------     -------
Operating Profit/(Loss) - Pro forma                     $4,514       $(748)       $13,149      $(5,671)    $11,244
                                                        ======       =====        =======      =======     =======


                                                                             Full Year 2005
                                                     -------------------------------------------------------------
                                                     Bioproducts   Biopharma   Human Health   Corporate     Total
                                                     -----------   ---------   ------------   ---------   --------
Operating Profit/(Loss) - As Reported                  $25,734     $(97,245)      $20,711     $(24,981)   $(75,781)
Impairment Charge                                           --       82,383        24,794           --     107,177
Executive Severance                                         --           --            --        4,223       4,223
Environmental Reserve                                       --           --            --        1,300       1,300
                                                       -------     --------       -------     --------    --------
Operating Profit/(Loss) - Pro forma                    $25,734     $(14,862)      $45,505     $(19,458)   $ 36,919
                                                       =======     ========       =======     ========    ========

                                                                             Full Year 2004
                                                     -------------------------------------------------------------
                                                     Bioproducts   Biopharma   Human Health   Corporate     Total
                                                     -----------   ---------   ------------   ---------   --------
Operating Profit/(Loss) - As Reported                  $26,386     $(53,813)      $50,651     $(23,632)   $  (408)
Impairment Charge                                           --       48,720            --           --     48,720
Early Termination of Bioproducts Customer Contract      (2,863)          --            --           --     (2,863)
Restructuring                                               --           --         1,000           --      1,000
                                                       -------     --------       -------     --------    -------
Operating Profit/(Loss) - Pro forma                    $23,523     $ (5,093)      $51,651     $(23,632)   $46,449
                                                       =======     ========       =======     ========    =======

                               CAMBREX CORPORATION
                           Consolidated Balance Sheet
                        As of December 31, 2005 and 2004
                                 (in thousands)

                                                          2005       2004
                                                        --------   --------
Assets
Cash and Cash Equivalents                               $ 45,932   $ 91,532
Trade Receivables, net                                    74,425     68,370
Inventories, net                                          93,617     91,039
Other Current Assets                                      17,589     23,430
                                                        --------   --------
   Total Current Assets                                  231,563    274,371
Property, Plant and Equipment, Net                       229,410    280,790
Goodwill and Other Intangibles                           146,708    230,656
Other Non-Current Assets                                   5,985      6,168
                                                        --------   --------
   Total Assets                                         $613,666   $791,985
                                                        ========   ========
Liabilities and Stockholders' Equity
Trade Accounts Payable                                  $ 38,813   $ 38,552
Accrued Liabilities                                       52,064     51,504
Short-term Debt and Current Portion of Long-term Debt      1,514      1,400
                                                        --------   --------
   Total Current Liabilities                              92,391     91,456
Long-term Debt                                           186,819    226,187
Deferred Tax Liabilities                                  31,600     21,686
Other Non-Current Liabilities                             61,641     61,340
                                                        --------   --------
   Total Liabilities                                    $372,451   $400,669
   Stockholders' Equity                                 $241,215   $391,316
                                                        --------   --------
   Total Liabilities and Stockholders' Equity           $613,666   $791,985
                                                        ========   ========